Exhibit 21

List of Subsidiaries of Equity Residential

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	402 West 38th Street Corp.	New York
3	Amberton Apartments, L.L.C.	Virginia
4	Amberwood Apartments of Bartow County, Ltd.	Georgia
5	ANE Associates, L.L.C.	Delaware
6	Argus Land Company, Inc.	Alabama
7	Arrington Place Condominium Association	Washington
8	Artery Northampton Limited Partnership	Maryland
9	Avon Place Condominium Association, Inc.	Connecticut
10	Avonplace Associates, L.L.C.	Delaware
11	Balaton Condominium, LLC	Delaware
12	Barcelona Condominium, LLC	Delaware
13	BEL Apartment Properties Trust	Maryland
14	BEL Communities Property Trust	Maryland
15	BEL Multifamily Property Trust	Maryland
16	BEL Multifamily, L.L.C.	Delaware
17	BEL Residential Properties Trust	Maryland
18	BEL-APT, L.L.C.	Delaware
19	BEL-Communities, L.L.C.	Delaware
20	BEL-EQR I Limited Partnership	Illinois
21	BEL-EQR I, L.L.C.	Delaware
22	BEL-EQR II Limited Partnership	Illinois
23	BEL-EQR II, L.L.C.	Delaware
24	BEL-EQR III Limited Partnership	Illinois
25	BEL-EQR III, L.L.C.	Delaware
26	BEL-EQR IV Limited Partnership	Illinois
27	BEL-EQR IV, L.L.C.	Delaware
28	BEL-EQR Northlake GP, LLC	Delaware
29	BEL-RES, L.L.C.	Delaware
30	Belle Arts Condominium Association	Washington
31	Bridge Pointe Apartments, Ltd.	Florida
32	Brookside Place Associates, L.P.	California
33	Brookside Place G.P. Corp.	Delaware
34	Buena Vista Place Associates	Florida
35	Canterbury Apartments, L.L.C.	Maryland
36	Canyon Creek Village Associates, L.P.	California
37	Canyon Creek Village G.P. Corp.	Delaware
38	CAPREIT Arbor Glen Limited Partnership	Michigan
39	CAPREIT Cedars Limited Partnership	North Carolina
40	CAPREIT Clarion Limited Partnership	Georgia
41	CAPREIT Creekwood Limited Partnership	North Carolina
42	CAPREIT Farmington Gates Limited Partnership	Tennessee
43	CAPREIT Garden Lake Limited Partnership	Georgia
44	CAPREIT Hidden Oaks Limited Partnership	North Carolina
45	CAPREIT Highland Grove Limited Partnership	Georgia
46	CAPREIT Mariner’s Wharf Limited Partnership	Florida
47	CAPREIT Northlake Limited Partnership	Florida
48	CAPREIT Ridgeway Commons Limited Partnership	Tennessee
49	CAPREIT Silver Springs Limited Partnership	Florida
50	CAPREIT Westwood Pines Limited Partnership	Florida
51	CAPREIT Woodcrest Villa Limited Partnership	Michigan
52	Carleton Court Apartments of Ann Arbor, Ltd.	Ohio
53	Carrollwood Place Limited Partnership	Texas
54	Cedar Crest General Partnership	Illinois
55	Cedar Ridge at Arlington Owner’s Association, Inc.	Texas
56	Centerpoint Apartment Associates, Ltd.	Alabama
57	Charles River Park “D” Company	Massachusetts
58	Chinatown Gateway, L.L.C.	Delaware
59	Cobblestone Village Community Rentals, L.P.	California
60	Cobblestone Village G.P. Corp.	Delaware
61	Country Club Associates Limited Partnership	Maryland
62	Country Club Condominium, L.L.C.	Delaware
63	Country Oaks Associates, L.P.	California
64	Country Oaks G.P. Corp.	Delaware
65	Country Ridge General Partnership	Illinois
66	CRICO of Fountain Place Limited Partnership	Minnesota
67	CRICO of Ocean Walk Limited Partnership	Florida
68	Crowntree Lee Vista, L.L.C.	Delaware
69	CRP Service Company, L.L.C.	Delaware
70	CRSI SPV 103, Inc.	Delaware
71	CRSI SPV 20471, Inc.	Delaware
72	CRSI SPV 30130, Inc.	Delaware
73	CRSI SPV 30150, Inc.	Delaware
74	CRSI SPV 30197, Inc.	Delaware
75	Deerfield Associates, L.P.	California

	Entity	Formation State
76	Deerfield G.P. Corp.	Delaware
77	Del Rey Holding, LLC	Delaware
78	Duxford Insurance Company, LLC	Vermont
79	Duxford LLC	Delaware
80	E-Lodge Associates Limited Partnership	Illinois
81	EC-500 Elliott, L.L.C.	Delaware
82	EC-Alexandria, LLC	Delaware
83	EC-Arrington Place, LLC	Delaware
84	EC-Belle Arts, L.L.C.	Delaware
85	EC-Bordeaux, L.L.C.	Delaware
86	EC-Braewood, L.L.C.	Delaware
87	EC-Dania Beach Club, LLC	Delaware
88	EC-Fairway Greens, L.L.C.	Delaware
89	EC-Fifth Avenue North, L.L.C.	Delaware
90	EC-Grand Marquis, L.L.C.	Delaware
91	EC-Hamilton Villas GP, LLC	Delaware
92	EC-Hamilton Villas, LP	Delaware
93	EC-Magnuson Pointe, L.L.C.	Delaware
94	EC-Martine, LLC	Delaware
95	EC-Milano Terrace, L.L.C.	Delaware
96	EC-Mission Verde, LLC	Delaware
97	EC-Mission Verde, LP	Delaware
98	EC-Pacific Cove, L.L.C.	Delaware
99	EC-Park Bloomingdale, L.L.C.	Delaware
100	EC-Riviera Palms, L.L.C.	Delaware
101	EC-Sage, LLC	Delaware
102	EC-South Palm Place, L.L.C.	Delaware
103	EC-Sterling Heights, L.L.C.	Delaware
104	EC-Timber Ridge, L.L.C.	Delaware
105	EC-Tuscany Villas, L.L.C.	Delaware
106	ECH-GFR, Inc.	Ohio
107	Edgewater Community Rentals, L.P.	California
108	Edgewater G.P. Corp.	Delaware
109	EQR (1999) Hampden Town Center LLC	Delaware
110	EQR (1999) Homestead LLC	Delaware
111	EQR (1999) Master Limited Liability Company	Delaware
112	EQR (1999) Towers LLC	Delaware
113	EQR (1999) Warner Ridge LLC	Delaware
114	EQR (1999) Warner Ridge Phase III LLC	Delaware
115	EQR - S & T, L.L.C.	Delaware
116	EQR Chase Knolls Lender LLC	Delaware
117	EQR Ironwood, L.L.C.	Delaware
118	EQR Marks A, L.L.C.	Delaware
119	EQR Marks B, L.L.C.	Delaware
120	EQR No. Four Master Limited Partnership	Delaware
121	EQR No. One Master Limited Partnership	Delaware
122	EQR No. Three Master Limited Partnership	Delaware
123	EQR No. Two Master Limited Partnership	Delaware
124	EQR on Fourth, L.L.C.	Delaware
125	EQR-12th & Massachusetts, LLC	Delaware
126	EQR-140 Riverside A, L.L.C.	Delaware
127	EQR-140 Riverside B, L.L.C.	Delaware
128	EQR-140 Riverside C, L.L.C.	Delaware
129	EQR-140 Riverside D, L.L.C.	Delaware
130	EQR-140 Riverside E, L.L.C.	Delaware
131	EQR-140 Riverside F, L.L.C.	Delaware
132	EQR-160 Riverside A, L.L.C.	Delaware
133	EQR-160 Riverside B, L.L.C.	Delaware
134	EQR-160 Riverside C, L.L.C.	Delaware
135	EQR-160 Riverside D, L.L.C.	Delaware
136	EQR-160 Riverside E, L.L.C.	Delaware
137	EQR-160 Riverside F, L.L.C.	Delaware
138	EQR-160 Riverside G, L.L.C.	Delaware
139	EQR-160 Riverside H, L.L.C.	Delaware
140	EQR-160 Riverside I, L.L.C.	Delaware
141	EQR-180 Riverside A, L.L.C.	Delaware
142	EQR-180 Riverside B, L.L.C.	Delaware
143	EQR-180 Riverside C, L.L.C.	Delaware
144	EQR-180 Riverside D, L.L.C.	Delaware
145	EQR-180 Riverside E, L.L.C.	Delaware
146	EQR-180 Riverside F, L.L.C.	Delaware
147	EQR-180 Riverside G, L.L.C.	Delaware
148	EQR-180 Riverside H, L.L.C.	Delaware
149	EQR-228 West 71st, LLC	Delaware
150	EQR-2400 Residential, L.L.C.	Delaware
151	EQR-41 West 86th, LLC	Delaware
152	EQR-50 West 77th, LLC	Delaware
153	EQR-600 Washington, L.L.C.	Delaware
154	EQR-71 Broadway A, L.L.C.	Delaware

	Entity	Formation State
155	EQR-71 Broadway B, L.L.C.	Delaware
156	EQR-71 Broadway C, L.L.C.	Delaware
157	EQR-71 Broadway D, L.L.C.	Delaware
158	EQR-71 Broadway E, L.L.C.	Delaware
159	EQR-71 Broadway F, L.L.C.	Delaware
160	EQR-722 W. Kennedy, LLC	Delaware
161	EQR-740 River Drive, L.L.C.	Delaware
162	EQR-Academy Village SPE, L.L.C.	Delaware
163	EQR-Academy Village, L.L.C.	Delaware
164	EQR-Acton Berkeley Limited Partnership	Delaware
165	EQR-Acton Berkeley, LLC	Delaware
166	EQR-Alafaya Exchange, L.L.C.	Delaware
167	EQR-Alafaya, L.L.C.	Delaware
168	EQR-Alexan Terrace, L.L.C.	Delaware
169	EQR-Alexandria Orlando, L.L.C.	Delaware
170	EQR-Alexandria, L.L.C.	Delaware
171	EQR-Alta Crest, L.L.C.	Delaware
172	EQR-Arboretum, L.L.C.	Delaware
173	EQR-Arbors Vistas, Inc.	Illinois
174	EQR-Arden Villas, L.L.C.	Delaware
175	EQR-ArtBHolder, L.L.C.	Delaware
176	EQR-ArtCapLoan, L.L.C.	Delaware
177	EQR-Artech Berkeley Limited Partnership	Delaware
178	EQR-Artech Berkeley LLC	Delaware
179	EQR-Autumn River, L.L.C.	Delaware
180	EQR-Avanti, L.L.C.	Delaware
181	EQR-Avanti, L.P.	Delaware
182	EQR-Azure Creek, LLC	Delaware
183	EQR-Bachenheimer Berkeley Limited Partnership	Delaware
184	EQR-Bachenheimer Berkeley, LLC	Delaware
185	EQR-Barrington, L.L.C.	Delaware
186	EQR-Bay Hill Conversion, LLC	Delaware
187	EQR-Bay Hill, LP	Delaware
188	EQR-Bella Vista, LLC	Delaware
189	EQR-Bellagio, L.L.C.	Delaware
190	EQR-Bellevue Meadow GP Limited Partnership	Washington
191	EQR-Bellevue Meadow Limited Partnership	Washington
192	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
193	EQR-Berkeleyan Berkeley, LLC	Delaware
194	EQR-Bond Partnership	Georgia
195	EQR-Boynton I, L.L.C.	Delaware
196	EQR-Boynton II, L.L.C.	Delaware
197	EQR-Bradley Park, L.L.C.	Delaware
198	EQR-Braintree, L.L.C.	Delaware
199	EQR-Bramblewood GP Limited Partnership	California
200	EQR-Bramblewood Limited Partnership	California
201	EQR-Breton Hammocks Financing Limited Partnership	Illinois
202	EQR-Breton Hammocks Vistas, Inc.	Illinois
203	EQR-Briarwood GP Limited Partnership	California
204	EQR-Briarwood Limited Partnership	California
205	EQR-Brookdale Village, L.L.C.	Delaware
206	EQR-BS Financing Limited Partnership	Illinois
207	EQR-California Exchange, L.L.C.	Delaware
208	EQR-Camellero Financing Limited Partnership	Illinois
209	EQR-Camellero Vistas, Inc.	Illinois
210	EQR-Cape House I, LLC	Delaware
211	EQR-Cape House I, LP	Delaware
212	EQR-Cape House II, LLC	Delaware
213	EQR-Carmel Terrace Vistas, Inc.	Illinois
214	EQR-Cedar Ridge GP, L.L.C.	Delaware
215	EQR-Cedar Ridge Limited Partnership	Illinois
216	EQR-Centennial Court, L.L.C.	Delaware
217	EQR-Centennial Tower, L.L.C.	Delaware
218	EQR-Chardonnay Park, L.L.C.	Delaware
219	EQR-Chelsea Square GP Limited Partnership	Washington
220	EQR-Chelsea Square Limited Partnership	Washington
221	EQR-Cherry Hill, L.L.C.	Delaware
222	EQR-Chickasaw Crossing, Inc.	Illinois
223	EQR-Chickasaw Crossing, L.L.C.	Delaware
224	EQR-Chinatown Gateway, L.L.C.	Delaware
225	EQR-CHMV GP, LLC	Delaware
226	EQR-CHMV, LP	Delaware
227	EQR-Church Corner, L.L.C.	Delaware
228	EQR-Citrus Falls, LLC	Delaware
229	EQR-Coachman Trails, L.L.C.	Delaware
230	EQR-Codelle Limited Partnership	Illinois
231	EQR-Codelle, L.L.C.	Delaware
232	EQR-Connor Limited Partnership	Illinois
233	EQR-Connor, L.L.C.	Delaware

	Entity	Formation State
234	EQR-Continental Villas Financing Limited Partnership	Illinois
235	EQR-Continental Vistas, Inc.	Illinois
236	EQR-Country Club Lakes, L.L.C.	Delaware
237	EQR-Creekside Oaks General Partnership	Illinois
238	EQR-Cypress Lake, L.L.C.	Delaware
239	EQR-Dartmouth Woods General Partnership	Illinois
240	EQR-Deer Creek, L.L.C.	Delaware
241	EQR-Deerwood Vistas, Inc.	Illinois
242	EQR-Del Lago Vistas, Inc.	Illinois
243	EQR-District, L.L.C.	Delaware
244	EQR-Doral Financing Limited Partnership	Illinois
245	EQR-Dublin I, LLC	Delaware
246	EQR-Dulles, LLC	Delaware
247	EQR-East 27th Street Apartments, LLC	Delaware
248	EQR-Eastbridge, L.L.C.	Delaware
249	EQR-Eastbridge, L.P.	Illinois
250	EQR-Ellipse, LLC	Delaware
251	EQR-Emerald Place Financing Limited Partnership	Illinois
252	EQR-EOI Financing Limited Partnership	Illinois
253	EQR-Essex Place Financing Limited Partnership	Illinois
254	EQR-EWR GP, LLC	Delaware
255	EQR-Exchange, LLC	Delaware
256	EQR-Fairfax Corner II, L.L.C.	Delaware
257	EQR-Fairfax Corner, L.L.C.	Delaware
258	EQR-Fairfield, L.L.C.	Delaware
259	EQR-Fancap 2000A Limited Partnership	Illinois
260	EQR-Fancap 2000A, L.L.C.	Delaware
261	EQR-Fankey 2004 Limited Partnership	Illinois
262	EQR-Fankey 2004, L.L.C.	Delaware
263	EQR-Fanwell 2007 GP, LLC	Delaware
264	EQR-Fanwell 2007 Limited Partnership	Delaware
265	EQR-Fielders Crossing GP, L.L.C.	Delaware
266	EQR-Fielders Crossing Limited Partnership	Illinois
267	EQR-Fine Arts Berkeley Limited Partnership	Delaware
268	EQR-Fine Arts Berkeley, LLC	Delaware
269	EQR-Flatlands, L.L.C.	Delaware
270	EQR-Fourth Towne Centre, LLC	Maryland
271	EQR-Frewac 2008 GP, LLC	Delaware
272	EQR-Frewac 2008 Limited Partnership	Delaware
273	EQR-Gaia Berkeley Limited Partnership	Delaware
274	EQR-Gaia Berkeley, LLC	Delaware
275	EQR-Gallery Apartments Limited Partnership	Illinois
276	EQR-Gallery, L.L.C.	Delaware
277	EQR-Gateway at Malden Center, LLC	Delaware
278	EQR-Georgian Woods, L.L.C.	Delaware
279	EQR-Glendale, LLC	Delaware
280	EQR-Governor’s Place Financing Limited Partnership	Illinois
281	EQR-Governor’s Vistas, Inc.	Illinois
282	EQR-Grandview I GP Limited Partnership	Nevada
283	EQR-Grandview I Limited Partnership	Nevada
284	EQR-Grandview II GP Limited Partnership	Nevada
285	EQR-Grandview II Limited Partnership	Nevada
286	EQR-Greenhaven GP Limited Partnership	California
287	EQR-Greenhaven Limited Partnership	California
288	EQR-Hampshire Place Conversion, LLC	Delaware
289	EQR-Hampshire Place, LP	Delaware
290	EQR-Harbor Steps Member, L.L.C.	Delaware
291	EQR-Harbor Steps, L.L.C.	Delaware
292	EQR-Heritage Ridge, L.L.C.	Delaware
293	EQR-Heritage Ridge, L.P.	Delaware
294	EQR-Herndon, L.L.C.	Delaware
295	EQR-Heronfield, LLC	Delaware
296	EQR-Highlands Ranch, L.L.C.	Delaware
297	EQR-Highlands, LLC	Delaware
298	EQR-Hill/Chavez, L.L.C.	Delaware
299	EQR-Holding, LLC	Delaware
300	EQR-Holding, LLC2	Delaware
301	EQR-Hudson Crossing A, L.L.C.	Delaware
302	EQR-Hudson Crossing B, L.L.C.	Delaware
303	EQR-Hudson Crossing C, L.L.C.	Delaware
304	EQR-Hudson Crossing D, L.L.C.	Delaware
305	EQR-Hudson Crossing E, L.L.C.	Delaware
306	EQR-Hudson Pointe, L.L.C.	Delaware
307	EQR-Huntington Park Vistas, Inc.	Illinois
308	EQR-Hyattsville, LLC	Delaware
309	EQR-Ivory Wood, L.L.C.	Delaware
310	EQR-Keystone Financing G.P.	Illinois
311	EQR-Kings Colony, L.L.C.	Delaware
312	EQR-La Terrazza at Colma Station GP, LLC	Delaware

	Entity	Formation State
313	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
314	EQR-Lake Underhill, L.L.C.	Delaware
315	EQR-Lakeshore at Preston, LLC	Illinois
316	EQR-Lakeville Resort General Partnership	Illinois
317	EQR-Lawrence, L.L.C.	Delaware
318	EQR-Lexford Lender, L.L.C.	Delaware
319	EQR-Lexington Farm, L.L.C.	Delaware
320	EQR-Lincoln Braintree, L.L.C.	Delaware
321	EQR-Lincoln Fairfax, L.L.C.	Delaware
322	EQR-Lincoln Laguna Clara L.P.	Delaware
323	EQR-Lincoln Santa Clara L.L.C.	Delaware
324	EQR-Lincoln Village (CA) I Limited Partnership	California
325	EQR-Lincoln Village (CA) II Limited Partnership	California
326	EQR-Lincoln Village I Vistas, Inc.	Illinois
327	EQR-Lincoln Village II Vistas, Inc.	Illinois
328	EQR-Lincoln Village III Vistas, Inc.	Illinois
329	EQR-Lindbergh Place, L.L.C.	Delaware
330	EQR-Lodge (OK) GP Limited Partnership	Illinois
331	EQR-Lombard, L.L.C.	Delaware
332	EQR-Longwood Vistas, Inc.	Illinois
333	EQR-Loudoun, L.L.C.	Delaware
334	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
335	EQR-Manchester Hill Vistas, Inc.	Illinois
336	EQR-Marina Bay Apartments, L.L.C.	Delaware
337	EQR-Marina Bay, L.L.C.	Delaware
338	EQR-Market Village Conversion, LLC	Delaware
339	EQR-Market Village, LP	Delaware
340	EQR-Marks West, L.L.C.	Delaware
341	EQR-Martins Landing, L.L.C.	Delaware
342	EQR-Marymont Vistas, Inc.	Illinois
343	EQR-MET CA Financing Limited Partnership	Illinois
344	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
345	EQR-Mill Creek II, LLC	Delaware
346	EQR-Mill Creek, L.L.C.	Delaware
347	EQR-Millbrook I, L.L.C.	Delaware
348	EQR-Miramar Lakes, L.L.C.	Delaware
349	EQR-Mission Hills, LLC	Delaware
350	EQR-Missions at Sunbow, L.L.C.	Delaware
351	EQR-Missouri, L.L.C.	Delaware
352	EQR-MLP 1, L.L.C.	Delaware
353	EQR-MLP 2, L.L.C.	Delaware
354	EQR-MLP 3, L.L.C.	Delaware
355	EQR-MLP 4, L.L.C.	Delaware
356	EQR-MLTA Apartments, LLC	Texas
357	EQR-Montclair Reserve, LLC	Delaware
358	EQR-Montclair, LLC	Delaware
359	EQR-Monte Viejo, L.L.C.	Delaware
360	EQR-Monterra, L.L.C.	Delaware
361	EQR-Mosaic, L.L.C.	Delaware
362	EQR-Mountain Shadows GP Limited Partnership	Nevada
363	EQR-Mountain Shadows Limited Partnership	Nevada
364	EQR-MR McCaslin Riverhill, LLC	Texas
365	EQR-NEW LLC	Delaware
366	EQR-NEW LLC3	Maryland
367	EQR-Newport Vistas, Inc.	Illinois
368	EQR-North Creek, L.L.C.	Delaware
369	EQR-North Pier, L.L.C.	Delaware
370	EQR-Northampton II Vistas, Inc.	Illinois
371	EQR-Oak Mill, L.L.C.	Delaware
372	EQR-Oak, LLC	Delaware
373	EQR-Oaks at Falls Church, LLC	Delaware
374	EQR-Orchard Ridge Vistas, Inc.	Illinois
375	EQR-Oregon, L.L.C.	Delaware
376	EQR-Overlook Manor II, L.L.C.	Delaware
377	EQR-Oxford & Sussex Vistas, Inc.	Illinois
378	EQR-Palm Harbor, L.L.C.	Delaware
379	EQR-Palm Trace Landing, L.L.C.	Delaware
380	EQR-Paradise Pointe Vistas, Inc.	Illinois
381	EQR-Parc Vue, L.L.C.	Delaware
382	EQR-Park Place I General Partnership	Illinois
383	EQR-Park Place II General Partnership	Illinois
384	EQR-Park West (CA) Vistas, Inc.	Illinois
385	EQR-Parkside Limited Partnership	Texas
386	EQR-Peachtree A, L.L.C.	Delaware
387	EQR-Peachtree, L.L.C.	Delaware
388	EQR-Pembroke Bay, L.L.C.	Delaware
389	EQR-Perimeter Center, L.L.C.	Delaware
390	EQR-Phipps, L.L.C.	Delaware
391	EQR-Piedmont, L.L.C.	Delaware

	Entity	Formation State
392	EQR-Pine Harbour Vistas, Inc.	Illinois
393	EQR-Plantation Financing Limited Partnership	Illinois
394	EQR-Plantation Vistas, Inc.	Illinois
395	EQR-Plantation, L.L.C.	Delaware
396	EQR-Pleasant Ridge Limited Partnership	Texas
397	EQR-Port Royale Vistas, Inc.	Illinois
398	EQR-Portland Center, L.L.C.	Delaware
399	EQR-Prime, L.L.C.	Delaware
400	EQR-Promenade Terrace GP, LLC	Delaware
401	EQR-Promenade Terrace Limited Partnership	Delaware
402	EQR-Prospect Towers Phase II LLC	Delaware
403	EQR-QRS Highline Oaks, Inc.	Illinois
404	EQR-Quail Run Vistas, Inc.	Illinois
405	EQR-Raleigh Vistas, Inc.	Illinois
406	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
407	EQR-Ranch at Fossil Creek, L.P.	Texas
408	EQR-Ravens Crest Vistas, Inc.	Illinois
409	EQR-Redmond Ridge, L.L.C.	Delaware
410	EQR-Redmond Way, LLC	Delaware
411	EQR-Regency Park, LLC	Delaware
412	EQR-Rehab Master GP, L.L.C.	Delaware
413	EQR-Rehab Master Limited Partnership	Delaware
414	EQR-Reserve Square Limited Partnership	Illinois
415	EQR-Retail Marks, L.L.C.	Delaware
416	EQR-RID SP, L.L.C.	Delaware
417	EQR-River Park Limited Partnership	Illinois
418	EQR-Riverside Corp.	Delaware
419	EQR-Riverside Market, L.L.C.	Delaware
420	EQR-Riverview Condos, L.L.C.	Delaware
421	EQR-Riverwalk, L.L.C.	Delaware
422	EQR-Saddle Ridge Vistas, Inc.	Illinois
423	EQR-Sawgrass Cove Vistas, Inc.	Illinois
424	EQR-Scarborough Square, L.L.C.	Delaware
425	EQR-Shadow Creek, L.L.C.	Delaware
426	EQR-Siena Terrace, L.L.C.	Delaware
427	EQR-Skylark Limited Partnership	Delaware
428	EQR-Skyline Towers, L.L.C.	Delaware
429	EQR-Smoketree, LLC	Delaware
430	EQR-Sombra 2008 GP, LLC	Delaware
431	EQR-Sombra 2008 Limited Partnership	Delaware
432	EQR-South Plainfield I, L.P.	Delaware
433	EQR-South Plainfield, L.L.C.	Delaware
434	EQR-Southwood GP Limited Partnership	California
435	EQR-Southwood Limited Partnership	California
436	EQR-Southwood LP I Limited Partnership	California
437	EQR-Southwood LP II Limited Partnership	California
438	EQR-Stonelake GP, L.L.C.	Delaware
439	EQR-Stonelake Limited Partnership	Illinois
440	EQR-Stoneleigh A, L.L.C.	Delaware
441	EQR-Stoneleigh B, L.L.C.	Delaware
442	EQR-Stoney Ridge SPE, L.L.C.	Delaware
443	EQR-Stoney Ridge, L.L.C.	Delaware
444	EQR-Stonybrook, L.L.C.	Delaware
445	EQR-Summer Creek, L.L.C.	Delaware
446	EQR-Summerwood Limited Partnership	California
447	EQR-Surrey Downs GP Limited Partnership	Washington
448	EQR-Surrey Downs Limited Partnership	Washington
449	EQR-Surrey Downs LP Limited Partnership	California
450	EQR-SWN Line Financing Limited Partnership	Illinois
451	EQR-SWN Line Vistas, Inc.	Illinois
452	EQR-Talleyrand, L.L.C.	Delaware
453	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
454	EQR-Tberry Isle Limited Partnership	Delaware
455	EQR-Teresina Limited Partnership	Delaware
456	EQR-Teresina, LLC	Delaware
457	EQR-The Ashton Limited Partnership	Delaware
458	EQR-The Carlyle, L.L.C.	Delaware
459	EQR-The Carlyle, L.P.	Illinois
460	EQR-The Lakes at Vinings, L.L.C.	Delaware
461	EQR-The Oaks, LLC	Delaware
462	EQR-The Palms, L.L.C.	Delaware
463	EQR-The Plantations (NC) Vistas, Inc.	Illinois
464	EQR-The Retreat, L.L.C.	Delaware
465	EQR-The Ridge, L.L.C.	Delaware
466	EQR-The Waterford at Orange Park, Inc.	Illinois
467	EQR-The Waterford at Orange Park, L.L.C.	Delaware
468	EQR-Timberwood GP Limited Partnership	Colorado
469	EQR-Timberwood Limited Partnership	Colorado
470	EQR-Touriel Berkeley Limited Partnership	Delaware

	Entity	Formation State
471	EQR-Touriel Berkeley, LLC	Delaware
472	EQR-Townhomes of Meadowbrook, L.L.C.	Delaware
473	EQR-Trails at Dominion General Partnership	Illinois
474	EQR-Turnberry, L.L.C.	Delaware
475	EQR-Turtle Run, L.L.C.	Delaware
476	EQR-Uptown Square, L.L.C.	Delaware
477	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
478	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
479	EQR-Uwajimaya Village, L.L.C.	Delaware
480	EQR-Valencia, L.L.C.	Delaware
481	EQR-Valley Park South Financing Limited Partnership	Illinois
482	EQR-Victor, L.L.C.	Delaware
483	EQR-Victor, L.P.	Delaware
484	EQR-View Pointe, L.L.C.	Delaware
485	EQR-Villa Long Beach, L.L.C.	Delaware
486	EQR-Villa Serenas General Partnership	Illinois
487	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
488	EQR-Villa Solana Vistas, Inc.	Illinois
489	EQR-Village Oaks, LLC	Illinois
490	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
491	EQR-Villas of Josey Ranch, LLC	Illinois
492	EQR-Vinings at Ashley Lake, L.L.C.	Delaware
493	EQR-Vintage I, L.L.C.	Delaware
494	EQR-Vintage II, L.L.C.	Delaware
495	EQR-Virginia, L.L.C.	Delaware
496	EQR-Warwick, L.L.C.	Delaware
497	EQR-Washington Fox Run Vistas, Inc.	Illinois
498	EQR-Washington, L.L.C.	Delaware
499	EQR-Waterfall, L.L.C.	Delaware
500	EQR-Waterford Place, L.L.C.	Delaware
501	EQR-Watermarke I, LLC	Delaware
502	EQR-Watermarke II, LLC	Delaware
503	EQR-Waterside, L.L.C.	Delaware
504	EQR-Waterways, L.L.C.	Delaware
505	EQR-Watson General Partnership	Illinois
506	EQR-Wellfan 2008 GP, LLC	Delaware
507	EQR-Wellfan 2008 Limited Partnership	Delaware
508	EQR-Wellington Green, L.L.C.	Delaware
509	EQR-Wellington Hill Financing Limited Partnership	Illinois
510	EQR-Wellington, L.L.C.	Delaware
511	EQR-West Coast Portfolio GP, LLC	Delaware
512	EQR-Westfield Village, L.L.C.	Delaware
513	EQR-Westport, L.L.C.	Delaware
514	EQR-Weyer Vistas, Inc.	Illinois
515	EQR-Whisper Creek, L.L.C.	Delaware
516	EQR-Wimberly Apartment Homes, LLC	Texas
517	EQR-Windemere, LLC	Delaware
518	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
519	EQR-Winston, LLC	Delaware
520	EQR-Woodridge I GP Limited Partnership	Colorado
521	EQR-Woodridge I Limited Partnership	Colorado
522	EQR-Woodridge II GP Limited Partnership	Colorado
523	EQR-Woodridge II Limited Partnership	Colorado
524	EQR-Woodridge III Limited Partnership	Colorado
525	EQR-Woodridge, L.L.C.	Delaware
526	EQR-Woodside Vistas, Inc.	Illinois
527	EQR-Worldgate, LLC	Delaware
528	EQR-Wyndridge II, L.L.C.	Delaware
529	EQR-Wyndridge III, L.L.C.	Delaware
530	EQR-Yorktowne Financing Limited Partnership	Illinois
531	EQR-Zurich, L.L.C.	Delaware
532	EQR/KB California RCI LLC	Delaware
533	EQR/Legacy Partners Holding Limited Partnership	Delaware
534	EQR/Lincoln Fort Lewis Communities LLC	Delaware
535	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
536	EQR/Lincoln RCI Southeast LLC	Delaware
537	Equity Apartment Management, LLC	Delaware
538	Equity Corporate Housing, Inc.	Ohio
539	Equity Group Investments, Inc.	Ohio
540	Equity Marina Bay Phase II, L.L.C.	Delaware
541	Equity Residential	Maryland
542	Equity Residential Condominiums, LLC	Delaware
543	Equity Residential Foundation	Illinois
544	Equity Residential Management, L.L.C.	Delaware
545	Equity Residential Mortgage Holding Corp.	Delaware
546	Equity Residential Properties Management Corp.	Delaware
547	Equity Residential Properties Management Corp. II	Delaware
548	Equity Residential Properties Management Corp. Protective Trust	Delaware
549	Equity Residential REIT Services Inc.	Delaware

	Entity	Formation State
550	Equity Residential Services II, LLC	Illinois
551	Equity Residential Services, L.L.C.	Delaware
552	Equity-Lodge Venture Limited Partnership	Illinois
553	Equity-Tasman Apartments LLC	Delaware
554	ERP Holding Co., Inc.	Delaware
555	ERP Operating Limited Partnership	Illinois
556	ERP-New England Program, L.L.C.	Delaware
557	ERP-QRS Arbors, Inc.	Illinois
558	ERP-QRS BS, Inc.	Illinois
559	ERP-QRS Cedar Ridge, Inc.	Illinois
560	ERP-QRS Country Club I, Inc.	Illinois
561	ERP-QRS Country Club II, Inc.	Illinois
562	ERP-QRS Country Ridge, Inc.	Illinois
563	ERP-QRS CPRT II, Inc.	Illinois
564	ERP-QRS CPRT, Inc.	Illinois
565	ERP-QRS Emerald Place, Inc.	Illinois
566	ERP-QRS Essex Place, Inc.	Illinois
567	ERP-QRS Fairfield, Inc.	Illinois
568	ERP-QRS Flatlands, Inc.	Illinois
569	ERP-QRS Georgian Woods Annex, Inc.	Illinois
570	ERP-QRS Glenlake Club, Inc.	Illinois
571	ERP-QRS Grove L.P., Inc.	Illinois
572	ERP-QRS Hunter’s Glen, Inc.	Illinois
573	ERP-QRS Lincoln, Inc.	Delaware
574	ERP-QRS Lodge (OK), Inc.	Illinois
575	ERP-QRS Magnum, Inc.	Illinois
576	ERP-QRS MET CA, Inc.	Illinois
577	ERP-QRS Northampton I, Inc.	Illinois
578	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
579	ERP-QRS SWN Line, Inc.	Illinois
580	ERP-QRS Towne Centre III, Inc.	Illinois
581	ERP-QRS Towne Centre IV, Inc.	Illinois
582	ERP-Southeast Properties, L.L.C.	Georgia
583	Evans Withycombe Finance Partnership, L.P.	Delaware
584	Evans Withycombe Management, Inc.	Arizona
585	Evans Withycombe Residential, L.P.	Delaware
586	Feather River Community Rentals, L.P.	California
587	Feather River G.P. Corp.	Delaware
588	Fielder Crossing Condominium Association	Texas
589	Florida Partners G.P.	Illinois
590	Fort Lewis SPE, Inc.	Delaware
591	Four Lakes Condominium II, LLC	Delaware
592	Four Lakes Condominium III, LLC	Delaware
593	Four Lakes Condominium IV, LLC	Delaware
594	Four Lakes Condominium V, L.L.C.	Delaware
595	Four Lakes Condominium, LLC	Delaware
596	Fox Ridge Associates, L.P.	California
597	Fox Ridge G.P. Corp.	Delaware
598	Foxwoodburg Associates, L.L.C.	Delaware
599	Franklin Park Investors Limited Partnership	Michigan
600	GC Chaparral Associates, L.P.	Delaware
601	GC Country Club Woods Associates, L.P.	Delaware
602	GC Country Club Woods, L.P.	Delaware
603	GC Greenbriar Associates, L.P.	Delaware
604	GC Greenbriar, L.P.	Delaware
605	GC Hessian Hills Associates, L.P.	Delaware
606	GC Hessian Hills, L.P.	Delaware
607	GC High River Associates, L.P.	Delaware
608	GC High River, L.P.	Delaware
609	GC Pembroke Associates, L.P.	Delaware
610	GC Southeast Partners, L.P.	Delaware
611	GC Spring Lake Manor Associates, L.P.	Delaware
612	GC Spring Lake Manor, L.P.	Delaware
613	GC Three Chopt West Associates, L.P.	Delaware
614	GC Three Chopt West, L.P.	Delaware
615	GC Town & Country/Country Place Associates, L.P.	Delaware
616	GC Town & Country/Country Place, L.P.	Delaware
617	GC Townhouse Associates, L.P.	Delaware
618	GC Townhouse, L.P.	Delaware
619	GC Twin Gates East Associates, L.P.	Delaware
620	GC Twin Gates East, L.P.	Delaware
621	GC Will-O-Wisp Arms Associates, L.P.	Delaware
622	GC Will-O-Wisp Arms, L.P.	Delaware
623	Geary Courtyard Associates	California
624	Georgian Woods Annex Associates	Maryland
625	Glenlake Club Limited Partnership	Illinois
626	Governor’s Green I Trust	Delaware
627	Governor’s Green II Trust	Delaware
628	Governor’s Green III Trust	Delaware

	Entity	Formation State
629	GPT-929 House, LLC	Delaware
630	GPT-Abington Glen, LLC	Delaware
631	GPT-Abington Land, LLC	Delaware
632	GPT-Acton, LLC	Delaware
633	GPT-Briar Knoll, LLC	Delaware
634	GPT-CC, LLC	Delaware
635	GPT-Cedar Glen, LLC	Delaware
636	GPT-CG, LLC	Delaware
637	GPT-Chestnut Glen, LLC	Delaware
638	GPT-Conway Court, LLC	Delaware
639	GPT-East Haven, LLC	Delaware
640	GPT-East Providence, LLC	Delaware
641	GPT-Enfield, LLC	Delaware
642	GPT-Glen Grove, LLC	Delaware
643	GPT-Glen Meadow, LLC	Delaware
644	GPT-GOF II, LLC	Delaware
645	GPT-Gosnold Grove, LLC	Delaware
646	GPT-GPIII, LLC	Delaware
647	GPT-Heritage Green, LLC	Delaware
648	GPT-HG, LLC	Delaware
649	GPT-High Meadow, LLC	Delaware
650	GPT-Highland Glen, LLC	Delaware
651	GPT-Hilltop, LLC	Delaware
652	GPT-Jaclen Tower, LLC	Delaware
653	GPT-Longfellow Glen, LLC	Delaware
654	GPT-Nehoiden Glen, LLC	Delaware
655	GPT-Noonan Glen, LLC	Delaware
656	GPT-Norton Glen, LLC	Delaware
657	GPT-Old Mill Glen, LLC	Delaware
658	GPT-Phillips Park, LLC	Delaware
659	GPT-Plainville, LLC	Delaware
660	GPT-RG Amherst, LLC	Delaware
661	GPT-RG Fall River, LLC	Delaware
662	GPT-RG Milford, LLC	Delaware
663	GPT-RG, LLC	Delaware
664	GPT-Ribbon Mill, LLC	Delaware
665	GPT-Rockingham Glen, LLC	Delaware
666	GPT-SHG, LLC	Delaware
667	GPT-Sturbridge, LLC	Delaware
668	GPT-Summer Hill Glen, LLC	Delaware
669	GPT-Tanglewood, LLC	Delaware
670	GPT-Webster Green, LLC	Delaware
671	GPT-West Springfield, LLC	Delaware
672	GPT-Westfield, LLC	Delaware
673	GPT-Westwood Glen, LLC	Delaware
674	GPT-WG, LLC	Delaware
675	GPT-WILG, LLC	Delaware
676	GPT-Wilkens Glen, LLC	Delaware
677	GPT-Winchester Wood, LLC	Delaware
678	GPT-Windsor, LLC	Delaware
679	GR-Cedar Glen, LP	Delaware
680	GR-Conway Court, L.P.	Delaware
681	GR-Farmington Summit, LLC	Delaware
682	GR-Heritage Court, L.L.C.	Delaware
683	GR-Highland Glen, L.P.	Delaware
684	GR-Northeast Apartments Associates, LLC	Delaware
685	GR-Rockingham Glen, L.P.	Delaware
686	GR-Summer Hill Glen, L.P.	Delaware
687	GR-West Hartford Center, LLC	Delaware
688	GR-Westwood Glen, L.P.	Delaware
689	GR-Westwynd Associates, LLC	Delaware
690	GR-Wilkens Glen, L.P.	Delaware
691	Grand Oasis Condominium, L.L.C.	Delaware
692	GranTree Corporation	Oregon
693	Greenfield Village Association, Inc.	Connecticut
694	Greentree Apartments Limited Partnership	Maryland
695	Greenwich Woods Associates Limited Partnership	Maryland
696	Grove Development LLC	Delaware
697	Grove Operating, L.P.	Delaware
698	Grove Rocky Hill, L.L.C.	Delaware
699	Guilford Company, Inc.	Alabama
700	Hearthstone/EQR JV, LLC	California
701	Hessian Hills Apartments Associates Ltd.	Alabama
702	Hidden Lake Associates, L.P.	California
703	Hidden Lake G.P. Corp.	Delaware
704	High River Associates, Ltd.	Alabama
705	High River Phase I, Ltd.	Alabama
706	Hunter’s Glen General Partnership	Illinois
707	Kingsport Apartments, L.L.C.	Virginia

	Entity	Formation State
708	Lakeview Community Rentals, L.P.	California
709	Lakeview G.P. Corp.	Delaware
710	Lakewood Community Rentals G.P. Corp.	Delaware
711	Lakewood Community Rentals, L.P.	California
712	Landon Legacy Partners Limited	Texas
713	Landon Prairie Creek Partners Limited	Texas
714	Lantern Cove Associates, L.P.	California
715	Lantern Cove G.P. Corp.	Delaware
716	Lawrence Street Partners, LLC	Delaware
717	Lenox Place Limited Partnership	Texas
718	Lewis-McChord Communities, LLC	Delaware
719	Lexford GP II, LLC	Delaware
720	Lexford GP III, LLC	Florida
721	Lexford Guilford GP, LLC	Ohio
722	Lexford Guilford, Inc.	Ohio
723	Lexford Partners, L.L.C.	Ohio
724	Lexford Properties, L.P.	Ohio
725	Lincoln Herndon Residential LLC	Delaware
726	Lincoln Maples Associates LLC	Delaware
727	Longview Place, LLC	Delaware
728	Meridian Guilford BGP Corporation	Delaware
729	Meridian Guilford CGP Corporation	Delaware
730	Meridian Guilford NLPGP Corporation	Delaware
731	Meridian Guilford PGP Corporation	Delaware
732	Merry Land DownREIT I LP	Georgia
733	Mesa Del Oso Associates, L.P.	California
734	Mesa Del Oso G.P. Corp.	Delaware
735	Mission Verde Condominium Homeowners Association	California
736	ML North Carolina Apartments LP	Georgia
737	ML Tennessee Apartments LP	Georgia
738	Mobile Apartment Associates Ltd.	Alabama
739	Montgomery Real Estate Investors, Ltd.	Alabama
740	Mulberry Apartments of Hilliard, Ltd.	Ohio
741	Multifamily Portfolio GP Limited Partnership	Delaware
742	Multifamily Portfolio LP Limited Partnership	Delaware
743	Multifamily Portfolio Partners, Inc.	Delaware
744	Multifamily Residential Insurance Agency, L.L.C.	Ohio
745	NHP-HS Four, Inc.	Delaware
746	Ninth Avenue and 38th Street, L.L.C.	Delaware
747	North Pier L.L.C.	Delaware
748	Oak Mill II Apartments, L.L.C.	Maryland
749	Oaks at Baymeadows Associates	Florida
750	Oaks at Regency Associates	Florida
751	Old Redwoods LLC	Delaware
752	Palm Side Apartments, Ltd.	Florida
753	Park Bloomingdale Condominium Association	Illinois
754	Parkwood Village Apartments of Douglasville II, Ltd.	Georgia
755	Parkwood Village Apartments of Douglasville, Ltd.	Georgia
756	Pines Whisper, LLC	Florida
757	Pointe East Condominium, LLC	Delaware
758	Prince George’s Metro Apartments, LLC	Delaware
759	QRS-740 River Drive, Inc.	Illinois
760	QRS-Arboretum, Inc.	Illinois
761	QRS-ArtCapLoan, Inc.	Illinois
762	QRS-Bond, Inc.	Illinois
763	QRS-Chardonnay Park, Inc.	Illinois
764	QRS-Codelle, Inc.	Illinois
765	QRS-Connor, Inc.	Illinois
766	QRS-Cove, Inc.	Illinois
767	QRS-Employer, Inc.	Delaware
768	QRS-Fancap 2000A, Inc.	Illinois
769	QRS-Fernbrook, Inc.	Illinois
770	QRS-Greentree I, Inc.	Illinois
771	QRS-LLC, Inc.	Illinois
772	QRS-Marks A, Inc.	Illinois
773	QRS-Marks B, Inc.	Illinois
774	QRS-North Hill, Inc.	Illinois
775	QRS-Pines, Inc.	Illinois
776	QRS-RWE, Inc.	Texas
777	QRS-Scarborough, Inc.	Illinois
778	QRS-Siena Terrace, Inc.	Illinois
779	QRS-Summit Center, Inc.	Illinois
780	QRS-Towers at Portside, Inc.	Illinois
781	QRS-Townhomes of Meadowbrook, Inc.	Illinois
782	QRS-Vinings at Ashley Lake, Inc.	Illinois
783	QRS-Warwick, Inc.	Illinois
784	QRS-Waterfall, Inc.	Illinois
785	Ramblewood Apartments of Richmond County, Ltd.	Georgia
786	Ravenwood Associates Ltd.	Alabama

	Entity	Formation State
787	Redwood Hollow Apartments of Smyrna, Ltd.	Ohio
788	Reserve Square, Inc.	Ohio
789	Residential Insurance Agency, LLC (DE)	Delaware
790	Residential Insurance Agency, LLC (OH)	Ohio
791	River’s Bend of Windsor Condominium Association, Inc.	Connecticut
792	Rosehill Pointe General Partnership	Illinois
793	Sarasota Beneva Place Associates, Ltd.	Florida
794	Scarborough Associates	Maryland
795	Schooner Bay I Associates, L.P.	California
796	Schooner Bay I G.P. Corp.	Delaware
797	Schooner Bay II Associates, L.P.	California
798	Schooner Bay II G.P. Corp.	Delaware
799	Seagull Drive Joint Venture	Florida
800	Second Country Club Associates Limited Partnership	Maryland
801	Second Georgian Woods Limited Partnership	Maryland
802	Sheffield Apartments, L.L.C.	Virginia
803	Songbird General Partnership	Illinois
804	South Shore Associates, L.P.	California
805	South Shore G.P. Corp.	Delaware
806	Spring Lake Manor Associates, Ltd.	Alabama
807	Springbrook Land, L.L.C.	Delaware
808	Springtree Apartments, Ltd.	Florida
809	Squaw Peak Condominium, L.L.C.	Delaware
810	Sugartree Apartments II, Ltd.	Florida
811	Summit Center, LLC	Florida
812	Sunny Oak Village General Partnership	Illinois
813	Tanglewood Apartments, L.L.C.	Virginia
814	The Cleo Homeowners’ Association	California
815	The Crossings Associates	Florida
816	The Gates of Redmond, L.L.C.	Washington
817	The Landings Holding Company, L.L.C.	New Jersey
818	The Landings Urban Renewal Company, L.L.C.	New Jersey
819	Third Greentree Associates Limited Partnership	Maryland
820	Third Towne Centre Limited Partnership	Maryland
821	Tierra Antigua Associates, L.P.	California
822	Tierra Antigua G.P. Corp.	Delaware
823	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
824	Townhouse Apartment Associates, Ltd.	Alabama
825	Twin Gates Apartments Associates Ltd.	Alabama
826	Venetian Condominium, L.L.C.	Delaware
827	Verona Condominium, L.L.C.	Delaware
828	Vinings Club at Metrowest Limited Partnership	Texas
829	Vintage Associates	California
830	Vintage Ontario, LLC	Delaware
831	Vista Montana Park Homes LLC	Delaware
832	Wadlington Investments General Partnership	Delaware
833	Wadlington, Inc.	Illinois
834	Waterfield Square I Associates, L.P.	California
835	Waterfield Square I G.P. Corp.	Delaware
836	Waterfield Square II Associates, L.P.	California
837	Waterfield Square II G.P. Corp.	Delaware
838	Watermarke Associates	Delaware
839	Wellsford Marks B Corp.	Colorado
840	Wellsford San Tropez Corporation	Arizona
841	Wellsford Warwick Corp.	Colorado
842	WHRP, Inc.	Maryland
843	Will-O-Wisp Associates Ltd.	Alabama
844	Willow Brook Associates, L.P.	California
845	Willow Brook G.P. Corp.	Delaware
846	Willow Creek Community Rentals, L.P.	California
847	Willow Creek G.P. Corp.	Delaware
848	Willowood East Apartments of Indianapolis, Ltd.	Ohio
849	Wood Forest Associates	Florida
850	Woodbine Properties	Missouri
851	Woolbright Place Master Association, Inc.	Florida